                                   EXHIBIT 14
               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

WE HEREBY CONSENT TO THE INCORPORATION BY REFERENCE IN THIS REGISTRATION STATEMENT ON FORM N-14 OF OUR REPORT DATED FEBRUARY 4, 2002, RELATING TO THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS WHICH APPEAR IN THE DECEMBER 31, 2001 ANNUAL REPORT OF AEGON/TRANSAMERICA SERIES FUND, INC., WHICH IS ALSO INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT. WE ALSO CONSENT TO THE REFERENCES TO US UNDER THE HEADING "REPRESENTATIONS AND WARRANTIES" IN SUCH REGISTRATION STATEMENT.



PRICEWATERHOUSECOOPERS LLP
TAMPA, FLORIDA
JANUARY 27, 2003